NEWS RELEASE

FORWARD AIR CORPORATION REPORTS SECOND QUARTER 2026 RESULTS

Reports Highest Quarterly Operating Revenue in Company History

Expedited Freight Segment Leads Strong Results with Best Operating Revenue, Operating Income, Reported EBITDA and Margin in Last Two and a Half Years

Liquidity Remains Robust at $401 Million

DALLAS – (BUSINESS WIRE) – August 5, 2026 – Forward Air Corporation (NASDAQ:FWRD) (the “Company,” “Forward,” “we,” “our,” or “us”) today reported financial results for the three months ended June 30, 2026, as presented in the tables below.

“We are pleased to deliver another solid quarter and we are seeing momentum from our transformational efforts, combined with an improving freight market,” said Shawn Stewart, President and Chief Executive Officer. “This contributed to reporting $673 million in consolidated operating revenue, which is the best in Forward Air Corporation’s history. Consolidated EBITDA for the quarter was $93 million, an improvement of $14 million, compared to $79 million a year ago.

“On a segment basis, the Expedited Freight segment made significant strides and reported its best operating revenue, operating income, Reported EBITDA and margin in the last two and a half years. The Omni Logistics segment saw an increase in demand for its contract logistics and air and ocean services and, excluding the impact of goodwill impairment, achieved its best Reported EBITDA and margin since the transaction in early 2024. Finally, the Intermodal segment had its best Reported EBITDA result in five quarters and best margin in six quarters. We believe the Intermodal segment is beginning to see the benefits of a strong pipeline and recently enacted strategic rate increases to several accounts.

“Our overall performance demonstrates the strength of our strategy, our portfolio of logistics offerings across a spectrum of services and the commitment and resilience of our team. As market conditions continue to improve, we remain focused on executing our plan and delivering sustainable, long-term value for our stakeholders,” concluded Stewart.

Jamie Pierson, Chief Financial Officer, added, “We reported consolidated operating revenue of $673 million in the second quarter compared to $619 million a year ago. In the second quarter, we reported an operating loss of $201 million that included a non-cash goodwill impairment charge of $244 million related to the Omni Logistics segment. Operating income, excluding the goodwill impairment charge, was $43 million, which is more than double the $20 million in operating income we reported in the second quarter last year.

“On a last twelve months basis Consolidated EBITDA, a non-GAAP measure calculated pursuant to our Term Loan Credit Agreement, was $319 million.

“Liquidity remained very strong at $401 million at the end of the second quarter comprised of $139 million in cash and $261 million of availability under our credit facility. This is in line with where we ended the first quarter 2026 and an improvement of $33 million compared to $368 million in total liquidity at the end of the second quarter 2025,” concluded Pierson.

	Three Months Ended June 30,
(in thousands, except per share data)	2026	2025	$ Change	% Change
Operating revenues	$673,036	$618,844	$54,192	8.8%
Operating (loss) income	$(201,312)	$19,522	$(220,834)	nm
Operating margin	(29.9)%	3.2%	(3,310) bps

Loss from continuing operations	$(243,856)	$(20,364)	$(223,492)	nm
Net loss from continuing per diluted share	$(6.33)	$(0.41)	$(5.92)	nm
Net cash (used in) provided by operating activities	$(4,883)	$(13,217)	$8,334	63.1%

Non-GAAP Financial Measures: (1)
Consolidated EBITDA	$92,985	$79,081	$13,904	17.6%
Adjusted operating income	$42,694	$19,522	$23,172	118.7%
Free cash flow	$(6,971)	$(17,157)	$10,186	59.4%

(1) Reconciliation of these non-GAAP financial measures are provided below the financial tables.
nm = not meaningful

Review of Financial Results

Forward Air will hold a conference call to discuss second quarter 2026 results on Wednesday, August 5 at 4:30 p.m. ET. The Company’s conference call will be available online on the Investor Relations portion of the Company’s website at ir.forwardaircorp.com, or by dialing (800) 579-2543, Access Code: FWRDQ226.

A replay of the conference call will be available on the Investor Relations portion of the Company’s website at ir.forwardaircorp.com, which we use as a primary mechanism to communicate with our investors. Investors are urged to monitor the Investor Relations portion of the Company’s website to easily find or navigate to current and pertinent information about us.

About Forward Air Corporation

Forward is a leading asset-light provider of transportation services across the United States, Canada and Latin America. We provide expedited less-than-truckload services, including local pick-up and delivery, shipment consolidation/deconsolidation, warehousing, and customs brokerage by utilizing a comprehensive national network of terminals. In addition, we offer truckload brokerage services, including dedicated fleet services, and intermodal, first- and last-mile, high-value drayage services, both to and from seaports and railheads, dedicated contract and Container Freight Station warehouse and handling services. Forward also operates a full portfolio of multimodal solutions, both domestically and internationally, via Omni Logistics. Omni Logistics is a global provider of air, ocean and ground services for mission-critical freight. We are more than a transportation company. Forward is a single resource for your shipping needs. For more information, visit our website at www.forwardair.com.

Forward Air Corporation
Condensed Consolidated Statements of Operations
(unaudited and in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2026	2025	2026	2025
Operating revenues:
Expedited Freight	$319,062	$257,696	$591,769	$507,077
Omni Logistics	338,547	328,316	640,965	651,786
Intermodal	59,724	59,146	112,816	121,638
Corporate and Eliminations	(44,297)	(26,314)	(90,468)	(48,376)
Operating revenues	673,036	618,844	1,255,082	1,232,125

Operating expenses:
Purchased transportation	335,892	303,300	619,669	607,562
Salaries, wages and employee benefits	130,040	145,490	245,616	287,405
Operating leases	50,252	49,505	99,965	98,298
Depreciation and amortization	38,262	36,806	76,783	74,166
Insurance and claims	13,678	15,536	27,176	30,542
Fuel expense	6,644	5,278	11,571	10,927
Other operating expenses	55,574	43,407	111,167	98,940
Impairment of goodwill	244,006	—	244,006	—
Total operating expenses	874,348	599,322	1,435,953	1,207,840

Operating (loss) income:
Expedited Freight	34,893	19,495	54,939	35,129
Omni Logistics	(230,010)	7,186	(229,280)	10,561
Intermodal	6,101	4,415	7,325	9,957
Corporate and Eliminations	(12,296)	(11,574)	(13,855)	(31,362)
Operating (loss) income	(201,312)	19,522	(180,871)	24,285

Other income and expenses:
Interest expense, net	(43,721)	(45,326)	(87,308)	(90,873)
Foreign exchange (loss) gain	(566)	(4,653)	1,132	(5,575)
Other income (expense), net	1,569	(6,656)	(15,388)	(6,552)
Total other expense	(42,718)	(56,635)	(101,564)	(103,000)

Loss from continuing operations before income taxes	(244,030)	(37,113)	(282,435)	(78,715)
Income tax (benefit) expense	(174)	(16,749)	1,619	2,840
Loss from continuing operations	(243,856)	(20,364)	(284,054)	(81,555)
Loss from discontinued operations, net of tax	(2,075)	—	(2,075)	—
Net loss	(245,931)	(20,364)	(286,129)	(81,555)
Net loss attributable to noncontrolling interest	(38,631)	(7,781)	(44,510)	(18,335)
Net loss attributable to Forward Air	$(207,300)	$(12,583)	$(241,619)	$(63,220)

Basic and diluted net loss per share attributable to Forward Air:
Continuing operations	$(6.33)	$(0.41)	$(7.49)	$(2.09)
Discontinued operations	(0.05)	—	(0.05)	—
Net loss per basic and diluted share	$(6.38)	$(0.41)	$(7.54)	$(2.09)

Expedited Freight Segment Information and Operating Statistics
(unaudited and in thousands, except per shipment and per hundredweight)

	Three Months Ended June 30,
	2026	% of Revenue	2025	% of Revenue	$ Change	% Change
Operating revenues:
Network (1)	$225,971	70.8%	$193,829	75.2%	$32,142	16.6%
Truckload	69,237	21.7%	42,636	16.5%	26,601	62.4%
Other	23,854	7.5%	21,231	8.3%	2,623	12.4%
Total operating revenues	319,062	100.0%	257,696	100.0%	61,366	23.8%

Operating expenses:
Purchased transportation	167,936	52.6%	124,448	48.3%	43,488	34.9%
Salaries, wages and employee benefits	57,568	18.0%	53,938	20.9%	3,630	6.7%
Operating leases	16,416	5.1%	17,355	6.7%	(939)	(5.4)%
Depreciation and amortization	8,495	2.7%	10,357	4.0%	(1,862)	(18.0)%
Insurance and claims	10,018	3.1%	10,693	4.1%	(675)	(6.3)%
Fuel expense	3,668	1.1%	2,518	1.0%	1,150	45.7%
Other operating expenses	20,068	6.5%	18,892	7.4%	1,176	6.2%
Total operating expenses	284,169	89.1%	238,201	92.4%	45,968	19.3%
Operating income	$34,893	10.9%	$19,495	7.6%	$15,398	79.0%

(1)Network revenue is comprised of all revenue, including linehaul, pickup and/or delivery, and fuel surcharge revenue, excluding accessorial and Truckload revenue.

	Three Months Ended
	June 30,
	2026	2025	% Change
Business days	64	64	—%

Tonnage (1)
Total pounds	665,073	623,394	6.7%
Pounds per day	10,392	9,741	6.7%

Shipments (1)
Total shipments	749	739	1.4%
Shipments per day	11.7	11.5	1.7%

Weight per shipment	888	843	5.3%

Revenue per hundredweight (2)	$33.98	$31.09	9.3%
Revenue per hundredweight, ex fuel (2)	$24.26	$24.82	(2.3)%

Revenue per shipment (2)	$301.75	$261.82	15.3%
Revenue per shipment, ex fuel (2)	$215.41	$209.24	2.9%

(1)Excludes accessorial and Truckload products.
(2)Includes intercompany revenue between the Network and Truckload revenue streams.

Omni Logistics Segment Information
(unaudited and in thousands)

	Three Months Ended June 30,
	2026	% of Revenue	2025	% of Revenue	$ Change	% Change
Operating revenues:
Ground	$132,854	39.2%	$155,430	47.3%	$(22,576)	(14.5)%
Contract Logistics	112,332	33.2%	97,469	29.7%	14,863	15.2%
Air and Ocean	93,361	27.6%	75,417	23.0%	17,944	23.8%
Total operating revenues	338,547	100.0%	328,316	100.0%	10,231	3.1%

Operating expenses:
Purchased transportation	190,166	56.2%	185,040	56.4%	5,126	2.8%
Salaries, wages and employee benefits	62,226	18.4%	61,584	18.8%	642	1.0%
Operating leases	27,466	8.1%	25,686	7.8%	1,780	6.9%
Depreciation and amortization	23,878	7.1%	22,419	6.8%	1,459	6.5%
Insurance and claims	276	0.1%	1,248	0.4%	(972)	(77.9)%
Fuel expense	457	0.1%	888	0.3%	(431)	(48.5)%
Other operating expenses	20,082	5.9%	24,265	7.4%	(4,183)	(17.2)%
Impairment of goodwill	244,006	72.1%	—	—%	244,006	nm
Total operating expenses	568,557	167.9%	321,130	97.8%	247,427	77.0%
Operating (loss) income	$(230,010)	(67.9)%	$7,186	2.2%	$(237,196)	nm

nm = not meaningful
Intermodal Segment Information
(unaudited and in thousands)

	Three Months Ended June 30,
	2026	% of Revenue	2025	% of Revenue	$ Change	% Change
Operating revenues	$59,724	100.0%	$59,146	100.0%	$578	1.0%

Operating expenses:
Purchased transportation	22,087	37.0%	20,049	33.9%	2,038	10.2%
Salaries, wages and employee benefits	13,783	23.1%	15,385	26.0%	(1,602)	(10.4)%
Operating leases	6,100	10.2%	5,336	9.0%	764	14.3%
Depreciation and amortization	3,882	6.5%	4,502	7.6%	(620)	(13.8)%
Insurance and claims	1,799	3.0%	3,147	5.3%	(1,348)	(42.8)%
Fuel expense	2,541	4.3%	1,857	3.1%	684	36.8%
Other operating expenses	3,431	5.7%	4,455	7.6%	(1,024)	(23.0)%
Total operating expenses	53,623	89.8%	54,731	92.5%	(1,108)	(2.0)%
Operating income	$6,101	10.2%	$4,415	7.5%	$1,686	38.2%

	Three Months Ended
	June 30,
	2026	2025	% Change
Drayage shipments	61,909	62,313	(0.6)%
Drayage revenue per shipment	$942	$862	9.3%

Forward Air Corporation
Condensed Consolidated Balance Sheets
(unaudited and in thousands)

	June 30, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$139,448	$105,996
Accounts receivable, net	369,469	343,559
Other receivables	6,104	6,147
Prepaid expenses	26,465	28,045
Other current assets	41,630	37,254
Total current assets	583,116	521,001
Property and equipment, net	274,670	297,882
Operating lease right-of-use assets	361,426	412,535
Goodwill	278,706	522,712
Other intangible assets, net	860,915	906,791
Other long-term assets	52,012	58,023
Total assets	$2,410,845	$2,718,944
LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Current liabilities:
Accounts payable	$118,651	$121,752
Accrued expenses	118,551	114,422
Other current liabilities	81,911	69,130
Current portion of finance lease obligations	14,961	15,995
Current portion of operating lease liabilities	107,497	107,026
Total current liabilities	441,571	428,325
Long-term debt	1,693,340	1,687,248
Liabilities under Tax Receivable Agreement	26,794	11,548
Finance lease obligations, less current portion	16,804	22,387
Operating lease liabilities, less current portion	277,379	327,011
Deferred income taxes	24,358	27,221
Other long-term liabilities	53,265	53,540
Total liabilities	2,533,511	2,557,280
Shareholders' (deficit) equity:
Preferred stock	—	—
Common stock	337	313
Additional paid-in capital	575,818	559,551
Accumulated deficit	(690,324)	(447,100)
Accumulated other comprehensive income	(1,261)	580
Total Forward Air shareholders' (deficit) equity	(115,430)	113,344
Noncontrolling interest	(7,236)	48,320
Total shareholders' (deficit) equity	(122,666)	161,664
Total liabilities and shareholders' (deficit) equity	$2,410,845	$2,718,944

Forward Air Corporation
Condensed Consolidated Statements of Cash Flows
(unaudited and in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2026	2025	2026	2025
OPERATING ACTIVITIES:
Net loss	$(245,931)	$(20,364)	$(286,129)	$(81,555)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	38,262	36,806	76,783	74,166
Impairment of goodwill	244,006	—	244,006	—
Share-based compensation expense	491	4,711	4,032	7,669
Change in Tax Receivable Agreement liability	(1,219)	6,864	15,488	6,864
Deferred income tax benefit	(604)	(1,933)	(2,774)	(4,725)
Non-cash interest expense	3,654	3,473	7,227	6,846
Gain on sale of business	(3,649)	—	(3,649)	—
Other	1,774	1,326	4,191	2,399
Changes in operating assets and liabilities:
Accounts receivable	(46,494)	4,200	(36,020)	(16,945)
Other receivables	(2,551)	743	(499)	309
Other current and noncurrent assets	4,029	8,952	932	9,719
Accounts payable, accrued expenses and other current liabilities	3,349	(57,995)	17,267	9,651
Net cash (used in) provided by operating activities	(4,883)	(13,217)	40,855	14,398
INVESTING ACTIVITIES:
Proceeds from sale of property and equipment	1,125	804	2,553	1,495
Purchases of property and equipment	(3,213)	(4,744)	(10,159)	(16,650)
Proceeds from sale of business, net	8,739	—	8,739	—
Other	—	55	—	31
Net cash provided by (used in) investing activities	6,651	(3,885)	1,133	(15,124)
FINANCING ACTIVITIES:
Repayments of finance lease obligations	(4,149)	(4,945)	(8,374)	(9,376)
Proceeds from borrowings under credit facility	—	60,000	—	85,000
Repayments of borrowings under credit facility	—	(60,000)	—	(85,000)
Proceeds from common stock issued under employee stock purchase plan	734	434	734	434
Payment of minimum tax withholdings on share-based awards and other	(120)	(107)	(805)	(1,001)
Net cash used in financing activities	(3,535)	(4,618)	(8,445)	(9,943)
Effect of exchange rate changes on cash	193	353	(91)	710
NET CHANGE IN CASH, CASH EQUIVALENTS, RESTRICTED CASH AND RESTRICTED CASH EQUIVALENTS	(1,574)	(21,367)	33,452	(9,959)
Cash, cash equivalents, restricted cash and restricted cash equivalents at beginning of period	141,022	116,674	105,996	105,266
Cash, cash equivalents, restricted cash and restricted cash equivalents at end of period	$139,448	$95,307	$139,448	$95,307

Forward Air Corporation Reconciliation of Non-GAAP Financial Measures

In this press release, the Company includes financial measures that are derived on the basis of methodologies other than in accordance with United States generally accepted accounting principles (“GAAP”). The Company believes that meaningful analysis of its financial performance requires an understanding of the factors underlying that performance, including an understanding of items that are non-operational. Management uses these non-GAAP financial measures in making financial, operating, compensation and planning decisions as well as evaluating the Company’s performance.

For the three and six months ended June 30, 2026 and 2025, this press release contains the following non-GAAP financial measures: earnings before interest, taxes, depreciation and amortization for each segment (“Reported EBITDA”), Consolidated EBITDA, Adjusted Operating Income and free cash flow.

All non-GAAP financial measures are presented on a continuing operations basis.

The Company believes that Reported EBITDA improves comparability from period to period by removing the impact of its capital structure (interest and financing expenses), asset base (depreciation and amortization) and tax impacts. The Company believes that free cash flow is an important measure of its ability to repay maturing debt or fund other uses of capital that it believes will enhance shareholder value.

The Company is also providing Consolidated EBITDA calculated in accordance with our credit agreement as we believe it provides investors with important information regarding our financial condition and compliance with our obligations under our credit agreement.

Non-GAAP financial measures should be viewed in addition to, and not as an alternative to or substitute for, the Company’s financial results prepared in accordance with GAAP. The Company has included, for the periods indicated, a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure. Investors and other readers are encouraged to review the related GAAP financial measures and the reconciliations of the non-GAAP measures to their most directly comparable GAAP measures set forth below.

The following is a reconciliation of net loss to Consolidated EBITDA:

	Three Months Ended		Six Months Ended		Last Twelve Months
	June 30,		June 30,
(in thousands)	2026	2025	2026	2025	June 30, 2026
Net loss	$(245,931)	$(20,364)	$(286,129)	$(81,555)	$(346,299)
Interest expense, net	43,721	45,326	87,308	90,873	177,182
Income tax (benefit) expense	(174)	(16,749)	1,619	2,840	(6,693)
Depreciation and amortization	38,262	36,806	76,783	74,166	155,255
Reported EBITDA	(164,122)	45,019	(120,419)	86,324	(20,555)
Impairment of goodwill	244,006	—	244,006	—	244,006
Loss from discontinued operations, net of tax	2,075	—	2,075	—	2,075
Transaction and integration costs	4,709	5,949	7,523	19,875	19,097
Severance costs	1,114	830	1,654	2,404	4,993
Change in Tax Receivable Agreement liability	(1,219)	6,864	15,488	6,864	6,878
Optimization project costs	152	691	152	1,722	20,840
Gain on disposition of business, net	(2,874)	—	(2,874)	—	(2,874)
Proforma savings	—	4,352	—	8,704	5,413
Proforma dispositions	1,078	953	1,498	864	612
Other	8,066	14,423	14,680	25,546	38,079
Consolidated EBITDA	$92,985	$79,081	$163,783	$152,303	$318,564

The following is a reconciliation of operating (loss) income to operating income, excluding the goodwill impairment charge, or adjusted operating income:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands)	2026	2025	2026	2025
Operating (loss) income	$(201,312)	$19,522	$(180,871)	$24,285
Impairment of goodwill	244,006	—	244,006	—
Adjusted operating income	$42,694	$19,522	$63,135	$24,285

The following is a reconciliation of net cash (used in) provided by operating activities to free cash flow:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands)	2026	2025	2026	2025
Net cash (used in) provided by operating activities	$(4,883)	$(13,217)	$40,855	$14,398
Proceeds from sale of property and equipment	1,125	804	2,553	1,495
Purchases of property and equipment	(3,213)	(4,744)	(10,159)	(16,650)
Free cash flow	$(6,971)	$(17,157)	$33,249	$(757)

Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements included in this press release relate to management’s expectations regarding: the Company’s beliefs regarding the Intermodal segment and changing market conditions.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as tariffs, recessions, inflation, higher interest rates and downturns in customer business cycles, the risk of customer loss, the risk of management and employee loss, the creditworthiness of our customers and their ability to pay for services rendered, our inability to maintain our historical growth rate because of a decreased volume of freight or decreased average revenue per pound of freight moving through our network, market acceptance of our service offerings, increasing competition and pricing pressure, our dependence on our senior management team and the potential effects of changes in employee status, seasonal trends, the occurrence of certain weather events, restrictions in our charter and bylaws, and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2025, and as may be identified in our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

We caution readers that any forward-looking statement made by us in this press release is based only on information currently available to us and they should not place undue reliance on any forward-looking statement, which reflect management's opinion as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise unless required by law.
Contact:

Investors:
Tony Carreño
investorrelations@forwardair.com

Media:
Hannah Weeg
HWeeg@forwardair.com